THE GABELLI U.S. TREASURY MONEY MARKET FUND

                                  ANNUAL REPORT
                              SEPTEMBER 30, 2000(A)

                                             [PHOTO OF JUDITH A. RANERI OMITTED]
                                                                JUDITH A. RANERI

TO OUR SHAREHOLDERS,

      For the past year the Federal Reserve Board (the "Fed") has been tightening monetary policy in an effort to slow an overheated economy to a non-inflationary pace. The Federal Open Market Committee ("FOMC") raised the Fed Funds rate to 6.50%, a total increase of 175 basis points from June 1999 through May 2000. The tightening cycle began with a series of 25 basis point moves, then accelerated to a more aggressive 50 basis point hike at the May 16 policy meeting. Since the start of the third quarter of 2000, the Fed's tightening cycle has begun to take effect. The economy has begun to convey signs of slowing. However, despite the slowdown the Fed remains concerned about the potential inflationary pressures resulting from a low unemployment rate and the possibility of pass-through inflation due to higher energy prices.

      Growth has slowed from the excessive pace evidenced during the first half of the year. This was seen in the moderation of consumer demand, the housing sector showing signs of softening, and the employment growth leveling off. Another sign of slowing was the dip below 50% in the NAPM (National Association of Purchasing Management) Index for the past two months, reflecting moderation within the manufacturing sector. Housing activity appears to have slowed down a bit, as seen in the 3% drop in October's new home sales. Yet there is little evidence of a sharp, extended slowdown. Consumer confidence hovers near historically high levels. Retail sales rose sharply during September, personal spending remains robust and construction spending rebounded. The Producer Price Index registered its largest one-month gain since February, while a surge in energy prices pushed the Consumer Price Index to its largest gain since June, both moves signaling inflation concerns. Although we have seen some moderation in growth, final demand remains strong and high crude oil prices still threaten an increase in "finished goods" inflation.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

      The Fed has most likely completed their tightening cycle for the remainder of the year. With rising energy prices, increased tension in the Middle East and the recent sharp decline in the stock market, speculation for near-term rate cuts has increased. However, given such factors, the Fed is unlikely to take the risk of cutting rates. The Fed is also concerned about how an easing might impact the equity markets. While the next major shift in monetary policy may be a rate cut, such action would only be warranted with an extraordinary slowing of growth.

INVESTMENT RESULTS

      For the twelve-month period ended September 30, 2000, The Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 5.49%. The Lipper U.S. Treasury Money Market Average had a total return of 5.20% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on September 30, 2000 were 5.93% and 5.97%, respectively.

      For the five-year period ended September 30, 2000, the Fund's total return averaged 5.07% versus an average annual total return of 4.82% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through September 30, 2000, the Fund had an average annual total return of 4.60%. As of September 30, 2000, direct shareholders total 6,243 and net assets are $614.8 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INITIAL INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.

                                                     Sincerely,

                                                     /S/ SIGNATURE

                                                     JUDITH A. RANERI
                                                     Vice President and
                                                     Portfolio Manager

October 16, 2000



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 5.86% and 5.90%, respectively, as of September 30, 2000.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- SEPTEMBER 30, 2000

-------------------------------------------------------------------------------------------------------------------

    PRINCIPAL                            ANNUALIZED YIELD AT             MATURITY                         MARKET
     AMOUNT                                DATE OF PURCHASE                DATE                           VALUE
    ---------                            -------------------             --------                         ------
                U.S. TREASURY OBLIGATIONS -- 99.9%
                U.S. TREASURY BILLS -- 92.9%
 $575,926,000   U.S. Treasury Bills         5.874% to 6.340%         10/05/00-12/28/00                 $571,260,945
                                                                                                       ------------

                                           INTEREST RATE
                                           -------------
                U.S. TREASURY NOTES -- 7.0%
   43,000,000   U.S. Treasury Notes         4.000% to 6.375%        10/31/00-03/31/01                    42,986,796
                                                                                                       ------------
 TOTAL INVESTMENTS (Cost $614,247,741)(a) ..............................................      99.9%     614,247,741
 OTHER ASSETS AND LIABILITIES (NET) ....................................................       0.1          534,007
                                                                                             ------
NET ASSETS
   (applicable to 614,865,403 shares outstanding, $0.001 par value,
   one billion shares authorized) ......................................................     100.0%    $614,781,748
                                                                                             ======    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ...............................                      $1.00
                                                                                                              =====
-------------------------------------------------------

(a) Aggregate cost for Federal tax purposes.


FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------
Selected data for a share of beneficial  interest  outstanding  throughout  each period:

                                                                              YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------
                                                                2000      1999       1998      1997(C)     1996
                                                              --------  --------   --------    -------    --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .............         $   1.00  $   1.00   $   1.00    $   1.00   $   1.00
                                                              --------  --------   --------     -------   --------
   Net investment income (a) ........................           0.0526    0.0422     0.0496      0.0485     0.0492
   Net realized gain on investments .................           0.0010    0.0005     0.0005      0.0013     0.0006
                                                              --------  --------   --------     -------   --------
   Total from investment operations .................           0.0536    0.0427     0.0501      0.0498     0.0498
                                                              --------  --------   --------     -------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ............................          (0.0526)  (0.0422)   (0.0496)    (0.0485)   (0.0492)
   Net realized gain on investments .................          (0.0010)  (0.0005)   (0.0005)    (0.0013)   (0.0006)
                                                              --------  --------   --------     -------   --------
   Total distributions ..............................          (0.0536)  (0.0427)   (0.0501)    (0.0498)   (0.0498)
                                                              --------  --------   --------     -------   --------
   NET ASSET VALUE, END OF PERIOD ...................         $   1.00  $   1.00   $   1.00    $   1.00   $   1.00
                                                              ========= ========   ========    ========   ========
   Total return+ ....................................             5.5%      4.4%       5.1%        5.1%       5.1%
                                                              ========= ========   ========    ========   ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .............         $614,782  $480,100   $314,394    $203,542   $216,038
   Ratio of net investment income to average net assets          5.29%     4.19%      4.91%       4.85%      4.92%
   Ratio of operating expenses to average net assets (b)         0.30%     0.30%      0.30%       0.30%      0.30%

------------------------------------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Net investment income before fees waived by the Manager for the fiscal years ended September 30, 2000, 1999, 1998, 1997 and 1996 were $0.0520,
     $0.0412, $0.0475, $0.0469 and $0.0477, respectively.
(b) Operating expense ratios before fees waived by the Manager for the fiscal years ended September 30, 2000, 1999, 1998, 1997 and 1996 were 0.37%,
     0.40%, 0.46%, 0.45% and 0.45%, respectively.
(c) Gabelli Funds, LLC became the sole investment adviser of the Fund on April 15, 1997.

                 See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ................................................       $ 30,935,428
                                                                   ------------
EXPENSES:
   Management fees .........................................          1,667,188
   Transfer agent fees .....................................            172,899
   Custodian fees ..........................................             83,803
   Registration fees .......................................             83,517
   Legal and audit fees ....................................             35,155
   Trustees' fees ..........................................             23,374
   Shareholder communications expenses .....................              3,387
   Miscellaneous expenses ..................................              8,295
                                                                   ------------
   TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER ............          2,077,618
   Fees waived by Manager ..................................           (410,430)
                                                                   ------------
   TOTAL EXPENSES -- NET ...................................          1,667,188
                                                                   ------------
NET INVESTMENT INCOME ......................................         29,268,240
NET REALIZED GAIN ON INVESTMENTS ...........................            451,129
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......       $ 29,719,369
                                                                   ============


STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED           YEAR ENDED
                                                                                SEPTEMBER 30,       SEPTEMBER 30,
                                                                                    2000                 1999
                                                                               --------------      ---------------
OPERATIONS:
  Net investment income ....................................                   $   29,268,240      $    17,970,183
  Net realized gain on investments .........................                          451,129              230,183
                                                                               --------------      ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....                       29,719,369           18,200,366
                                                                               --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ....................................                      (29,268,240)         (17,970,183)
  Net realized gain on investments .........................                         (534,784)            (230,183)
                                                                               --------------       --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................                      (29,803,024)         (18,200,366)
                                                                               --------------       --------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
  Shares sold ..............................................                    2,781,236,363        2,175,277,133
  Shares issued upon reinvestment of dividends and distributions                   28,992,702           17,576,389
  Shares redeemed ..........................................                   (2,675,463,174)      (2,027,147,677)
                                                                               --------------       --------------
  NET INCREASE IN NET ASSETS                                                      134,682,236          165,705,845
NET ASSETS:
  Beginning of period ......................................                      480,099,512          314,393,667
                                                                               --------------       --------------
  End of period ............................................                   $  614,781,748      $   480,099,512
                                                                               ==============      ===============


                 See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has contractually undertaken to assume certain expenses of the Trust so that the total expenses do not exceed
0.30 percent of the Fund's average daily net assets. This arrangement is renewable annually by the Manager. For the year ended September 30, 2000, the Manager waived management fees of $410,430.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE GABELLI U.S. TREASURY MONEY MARKET FUND
(a series of The Gabelli Money Market Funds)

We have audited the accompanying statement of net assets of The Gabelli U.S. Treasury Money Market Fund (the "Fund") (a series of The Gabelli Money Market Funds) as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S. Treasury Money Market Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                              /S/ SIGNATURE OF ERNST & YOUNG LLP

New York, New York
November 3, 2000

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   U.S. GOVERNMENT INCOME:

   The percentage of the ordinary income dividend paid by the Fund during the period from October 1, 1999 through September 30, 2000 which was derived from U.S. Treasury securities was 100%. Such income is exempt from state and local tax in all states. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.

--------------------------------------------------------------------------------
                                        7

            THE GABELLI U.S. TREASURY
                MONEY MARKET FUND
              One Corporate Center
            Rye, New York 10580-1434
                  1-800-GABELLI
                [1-800-422-3554]
               FAX: 1-914-921-5118
             HTTP://WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
         1-800-GABELLI after 6:00 P.M.)

                BOARD OF TRUSTEES
Mario J. Gabelli, CFA           John J. Parker
CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
INVESTMENT OFFICER              MCCARTHY, FINGAR, DONOVAN,
GABELLI ASSET MANAGEMENT INC.   DRAZEN & SMITH

Anthony J. Colavita             Karl Otto Pohl
ATTORNEY-AT-LAW                 FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.       DEUTSCHE BUNDESBANK

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

                     OFFICERS
Mario J. Gabelli, CFA           Ronald S. Eaker
PRESIDENT                       VICE PRESIDENT

Bruce N. Alpert                 Judith A. Raneri
VICE PRESIDENT AND              VICE PRESIDENT
TREASURER                       AND PORTFOLIO MANAGER

James E. McKee                  Henley L. Smith
SECRETARY                       VICE PRESIDENT

                   DISTRIBUTOR
             Gabelli & Company, Inc.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                 LEGAL COUNSEL
            Willkie, Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB404Q300SR

                                                [PHOTO OF MARIO GABELLI OMITTED]

THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND


                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2000